UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50730	95-4120606

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 S. Brea Canyon Road
Walnut, California 91789
(Address of principal executive offices, including zip code)

(909) 444-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2007, the Compensation Committee of the Board of Directors of ViewSonic Corporation, a Delaware corporation (the “Company”), approved the following cash payments to the Company’s named executive officers for incentive compensation with respect to the second half of 2006. The Company’s fiscal year ends on December 31.

Name and Principal Position	Second Half 2006
James Chu, Chairman and Chief Executive Officer	$193,723
Matthew Milne, President, ViewSonic Americas	$149,710
James A. Morlan, Chief Financial Officer	$96,859
Heng-Chun Ho, President, Global Products and Solutions	$113,548
Jan Jensen, President and Managing Director, ViewSonic Europe	$134,290

The Compensation Committee also awarded Mr. Ho a bonus of $125,000 upon the recommendation of the Chief Executive Officer in recognition of the magnitude of his contribution to ViewSonic’s financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewSonic Corporation

Date: March 14, 2007	By:	/s/ Robert J. Ranucci
Robert J. Ranucci
Vice President, General Counsel and Secretary